# LOAN AGREEMENT

**THIS AGREEMENT** dated as of the 25th day of April, 2007.

**BETWEEN:**

**CANYON COPPER CORP.**, of
1199 West Pender Street, Suite 408
Vancouver, BC, Canada V6E 2R1

(hereinafter called the "Borrower")

**OF THE FIRST PART**

**AND:**

**ANTHONY HARVEY**, of
1199 West Pender Street, Suite 408
Vancouver, BC, Canada V6E 2R1

(hereinafter called the "Lender")

**OF THE SECOND PART**

**WHEREAS**:

A. On April 25, 2007, the Borrower received the sum of $50,000 (CDN) from the Lender (the "Loan");

B. The parties hereto wish to formalize the terms of the repayment of the Loan subject to the terms and upon the conditions hereinafter set forth.

**NOW THEREFORE THIS AGREEMENT WITNESSES THAT** in consideration of the sum of $10.00 paid by each party to the other (the receipt of which is hereby acknowledged), and other good and valuable consideration, the parties hereto mutually covenant and agree as follows:

## 1. INTERPRETATION

1.1 Definitions. Where used herein or in any amendment hereto each of the following words and phrases shall have the meanings set forth as follows:

(a) "Agreement" means this Loan Agreement including the Schedules hereto together with any amendments hereof;

(b) "Closing Date" means April 25, 2007;

(c) "Event of Default" means any event set forth in paragraph 6.1;

(d) "Loan" has the meaning ascribed to such term in Recital A to this Agreement;

(e) "Maturity" means April 25, 2008; and

(f) "Principal Sum" means the sum of $50,000 (CDN).

1.2 Number and Gender. Wherever the singular or the masculine are used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3 Headings. The headings to the articles, paragraphs, subparagraphs or clauses of this Agreement are inserted for convenience only and shall not affect the construction hereof.

1.4 References. Unless otherwise stated a reference herein to a numbered or lettered article, paragraph, subparagraph or clause refers to the article, paragraph, subparagraph or clause bearing that number or letter in this Agreement. A reference to this Agreement or herein means this Loan Agreement, including the Schedule hereto, together with any amendments thereof.

## 2. TERMS OF LOAN

2.1 Loan and Repayment. The Lender hereby agrees to lend to the Borrower the Principal Sum of $50,000 (CDN). The Loan shall be made in United States currency and shall be repaid by the Borrower on or before April 25, 2008.

2.2 Interest. The Borrower shall pay on the amount of the Principal Sum, interest at a rate of 15% per annum, payable annually, on Maturity. The Borrower shall pay interest at the aforesaid rate on all overdue interest.

2.3 Advances. The Principal Sum shall be advanced by the lender on execution of this Agreement, in the form of certified cheque, bank draft or wire transfer.

2.4 Pre-Payment. The Borrower may pre-pay all or any portion of the loan at any time.

## 3. PROMISSORY NOTE, EXTENSIONS & WAIVER

3.1 Loan. To evidence the Loan, the Borrower agrees to enter into a promissory note in the form attached hereto as Schedule "A".

3.2 Extensions. The Lender may grant extensions as the Lender may see fit without prejudice to the liability of the Borrower or to the Lender's rights under this Agreement or under the Promissory Note.

3.3 Waiver. The Lender may waive any breach by the Borrower of this Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the Promissory Note. No failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor shall any waiver by the Lender be deemed to be a waiver of any subsequent similar or other event.

## 4. REPRESENTATIONS AND WARRANTIES

4.1 Representations of the Borrower. The Borrower represents and warrants to the Lender, and acknowledges that the Lender is relying upon such representations and warranties in entering into this Agreement, as follows:

(a) the Borrower has the capacity to enter into this Agreement, and the execution of this Agreement and the completion of the transactions contemplated hereby shall not be in violation any agreement to which the Borrower is a party; and

(b) the Promissory Note has been duly executed by the Borrower and is enforceable against the Borrower in accordance with its terms.

4.2 Representations of the Lender. The Lender represents and warrants to the Borrower, and acknowledges that the Borrower is relying upon such representations and warranties in entering into this Agreement, as follows:

(a) the Lender is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not intending to convert the Principal Sum into shares for the account or benefit of a U.S. Person.

*A "U.S. Person" is defined by Regulation S of the Act to be any person who is:*

*(a) any natural person resident in the United States;*

*(b) any partnership or corporation organized or incorporated under the laws of the United States;*

(c) *any estate of which any executor or administrator is a U.S. person;*

(d) *any trust of which any trustee is a U.S. person;*

(e) *any agency or branch of a foreign entity located in the United States;*

(f) *any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and*

(g) *any partnership or corporation if:*

(i) *organized or incorporated under the laws of any foreign jurisdiction; and*

(ii) *formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.*

(b) The Lender acknowledges that the Lender was not in the United States at the time this Agreement was entered into.

## 5. CLOSING ARRANGEMENTS

5.1 Conditions Precedent. The Lender's obligation to advance the Principal Sum to the Borrower shall be subject to the satisfaction of the following conditions:

(a) the representations and warranties of the Borrower shall be true as of the date hereof and as of the Closing Date; and

(b) the Borrower shall have complied with all of its obligations hereunder; and

The foregoing conditions precedent are inserted for the benefit of the Lender and may be waived in whole or in part by the Lender at any time prior to closing by delivering to the Borrower written notice to that effect.

5.2 Time of Closing. The closing of the Loan shall take place on execution of this Loan Agreement.

5.3 Deliveries by the Lender. On the Closing Date the Lender shall deliver or cause to be delivered to the Borrower a certified cheque, bank draft or solicitors' trust cheque for the Principal Sum.

## 6. EVENTS OF DEFAULT AND REMEDIES

6.1 Events of Default. Any one or more of the following events, whether or not any such event shall be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body, shall constitute an Event of Default:

(a) if the Borrower defaults in the payment of any monies due hereunder as and when the same is due;

(b) if the Borrower defaults in the observance or performance of any other provision hereof;

(c) if the Borrower commits an act of bankruptcy or makes a general assignment for the benefit of its creditors or otherwise acknowledges its insolvency; or

(d) if the Borrower makes default in the due payment, performance or observance, in whole or in part, of any debt, liability or obligation of the Borrower to the Lender, whether secured hereby or otherwise.

6.2 Remedies Upon Default. Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not by then remedied such Event of Default, the Lender may, in its discretion, by notice to the Borrower, declare this Agreement to be in default. At any time thereafter, while the Borrower shall not have remedied such Event of Default, the Lender, in its discretion, may:

(a) declare the Loan and other monies owing by the Borrower to the Lender to be immediately due and payable;

(b) demand payment from the Borrower and exercise all remedies available to the Lender.

## 7. CONVERSION PRIVILEDGE

7.1 At any time prior to Maturity, the Lender may convert all or any part of the Principal Sum into units of the Borrower at a rate of $0.30 (U.S.) per unit with each unit consisting of one (1) share of the Corporation's common stock and one (1) share purchase warrant. Each warrant will entitle the Lender to purchase an additional share of the Corporation's common stock at a price of $0.35 (U.S.) per share for a period of two (2) years from the date of issuance of the units.

7.2 In order to exercise the right of conversion the Lender shall give notice to the Borrower at the address described below.

7.3 Any share certificates of the Borrower issued on conversion will be endorsed with the following legend in accordance with Regulation S of the United States Securities Act of 1933:

> **"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT".**

## 8. <u>MISCELLANEOUS</u>

8.1 <u>Notices</u>. Any notice required or permitted to be given under this Agreement or the Promissory Note shall be in writing and may be given by delivering same or mailing same by registered mail or sending same by telegram, telex, telecopier or other similar form of communication to the following addresses:

| | |
|---|---|
| The Borrower: | 1199 West Pender Street, Suite 408<br>Vancouver, BC V6E 2R1 |
| The Lender: | 1199 West Pender Street, Suite 408<br>Vancouver, BC, Canada V6E 2R1 |

Any notice so given shall:

(a) if delivered, be deemed to have been given at the time of delivery;

(b) if mailed by registered mail, be deemed to have been given on the fourth business day after and excluding the day on which it was so mailed, but should there be, at the time of mailing or between the time of mailing and the deemed receipt of the notice, a mail strike, slowdown or other labour dispute which might affect the delivery of such notice by the mails, then such notice shall be only effective if actually delivered; and

(c) if sent by telegraph, telex, telecopier or other similar form of communication, be deemed to have been given or made on the first business day following the day on which it was sent.

Any party may give written notice of a change of address in the aforesaid manner, in which event such notice shall thereafter be given to such party as above provided at such changed address.

8.2 Amendments. Neither this Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

8.3 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, pertaining to the subject matter hereof.

8.4 Action on Business Day. If the date upon which any act or payment hereunder is required to be done or made falls on a day which is not a business day, then such act or payment shall be performed or made on the first business day next following.

8.5 No Merger of Judgment. The taking of a judgment on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured shall not operate as a merger of any such covenant or affect the Lender's right to interest at the rate and times provided in this Agreement on any money owing to the Lender under any covenant herein or therein set forth and such judgment shall provide that interest thereon shall be calculated at the same rate and in the same manner as herein provided until such judgment is fully paid and satisfied.

8.6 Severability. If any one or more of the provisions of this Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality or enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

8.7 Successors and Assigns. This Agreement shall enure to the benefit of and be binding upon all parties hereto and their respective heirs, personal representatives, successors and assigns, as the case may be.

8.8 Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the Province of British Columbia and the parties hereto agree to submit to the jurisdiction of the courts of British Columbia with respect to any legal proceedings arising herefrom.

8.9 Independent Legal Advice. This Agreement has been prepared by Northwest Law Group acting solely on behalf of the Borrower and the Lender acknowledges that it has been advised to obtain independent legal advice.

8.10 Time. Time is of the essence of this Agreement.

8.11 Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and do not define, limit, enlarge or alter the meanings of any paragraph or clause herein.

8.12 Counterparts. This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

**IN WITNESS WHEREOF** the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.

THE BORROWER:

**CANYON COPPER CORP.**
by its authorized signatory:

**KURT BORDIAN**

THE LENDER:

**SIGNED, SEALED AND DELIVERED BY ANTHONY HARVEY**
in the presence of:

Signature

Linda Hay
Name

408-1199 W. Pender St
Address

Vancouver BC V6E2R1

**ANTHONY HARVEY**

G:\Data\File Server\Client Files\4400-4499\4455\25-Convertible Notes - March, 2007\Loan Agmt.$50,000-Mar 25, 2007.Harvey.rtf